Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Commitments and Contingent Liabilities [Abstract]
Commitments Contingencies and Guarantees

Note 12 COMMITMENTS AND CONTINGENT LIABILITIES

At December 31, 2011, the Company's commitments to fund investments were $156.6 million in limited partnerships, $33.6 million in commercial mortgage loans and $100.0 million in private placement investments. At December 31, 2010, the Company's commitments to fund investments were $147.2 million in limited partnerships, $6.7 million in commercial mortgage loans and $7.5 million in private placement investments. The Company anticipates that the majority of its current commitments will be invested over the next five years; however, these commitments could become due any time at the request of the counterparties. Investments in limited partnerships and private placements are carried at cost or accounted for using the equity method and included in other invested assets in the consolidated balance sheets.

The Company is subject to litigation in the normal course of its business. The Company currently has no material litigation. A legal reserve is established when the Company is notified of an arbitration demand or litigation or is notified that an arbitration demand or litigation is imminent, it is probable that the Company will incur a loss as a result and the amount of the probable loss is reasonably capable of being estimated.

The Company has obtained bank letters of credit in favor of various affiliated and unaffiliated insurance companies from which the Company assumes business. These letters of credit represent guarantees of performance under the reinsurance agreements and allow ceding companies to take statutory reserve credits. Certain of these letters of credit contain financial covenant restrictions. At December 31, 2011 and 2010, there were approximately $15.8 million and $16.0 million, respectively, of undrawn outstanding bank letters of credit in favor of third parties. Additionally, the Company utilizes letters of credit to secure reserve credits when it retrocedes business to its subsidiaries, including Parkway Re, Timberlake Financial, RGA Americas, RGA Barbados and RGA Atlantic. The Company cedes business to its affiliates to help reduce the amount of regulatory capital required in certain jurisdictions such as the U.S. and the United Kingdom. The capital required to support the business in the affiliates reflects more realistic expectations than the original jurisdiction of the business, where capital requirements are often considered to be quite conservative. As of December 31, 2011 and 2010, $582.9 million and $518.4 million, respectively, in undrawn letters of credit from various banks were outstanding, backing reinsurance between the various subsidiaries of the Company. The banks providing letters of credit to the Company are included on the NAIC list of approved banks.

In December 2011, the Company entered into a syndicated revolving credit facility with a four year term and an overall capacity of $850.0 million, replacing its $750.0 million five-year syndicated revolving credit facility, which was scheduled to mature in September 2012. The Company may borrow cash and obtain letters of credit in multiple currencies under this facility. As of December 31, 2011, the Company had $183.5 million in issued, but undrawn, letters of credit under this facility, which is included in the total above. Applicable letter of credit fees and fees payable for the credit facility depend upon the Company's senior unsecured long-term debt rating. As of December 31, 2011, the Company had $113.3 million in issued, but undrawn, letters of credit remaining under its $750.0 million five-year syndicated revolving credit facility, included in the total above, which were cancelled on January 6, 2012. Also during 2011, the Company entered into a five-year, $120.0 million letter of credit facility agreement. As of December 31, 2011, the Company had no issued letters of credit under this new facility. Letter of credit fees for this facility are fixed for the term of the facility. The Company also maintains a $200.0 million letter of credit facility which is scheduled to mature in September 2019. This letter of credit facility is fully utilized and is expected to amortize to zero by 2019. As of December 31, 2011, the Company had $200.0 million in issued, but undrawn, letters of credit under this facility, which is included in the total above. Letter of credit fees for this facility are fixed for the term of the facility. Fees associated with the Company's other letters of credit are not fixed for periods in excess of one year and are based on the Company's ratings and the general availability of these instruments in the marketplace.

RGA has issued guarantees to third parties on behalf of its subsidiaries for the payment of amounts due under certain reinsurance treaties, securities borrowing arrangements and office lease obligations, whereby if a subsidiary fails to meet an obligation, RGA or one of its other subsidiaries will make a payment to fulfill the obligation. In limited circumstances, treaty guarantees are granted to ceding companies in order to provide them additional security, particularly in cases where RGA's subsidiary is relatively new, unrated, or not of a significant size, relative to the ceding company. Liabilities supported by the treaty guarantees, before consideration for any legally offsetting amounts due from the guaranteed party, totaled $697.5 million and $600.8 million as of December 31, 2011 and 2010, respectively, and are reflected on the Company's consolidated balance sheets in future policy benefits. As of December 31, 2011 and 2010, the Company's exposure related to treaty guarantees, net of assets held in trust, was $467.5 million and $352.0 million, respectively. Potential guaranteed amounts of future payments will vary depending on production levels and underwriting results. Guarantees related to borrowed securities provide additional security to third parties should a subsidiary fail to make principal and/or interest payments when due. As of December 31, 2011, RGA's obligation related to borrowed securities guarantees was $150.0 million. RGA has issued payment guarantees on behalf of two of its subsidiaries in the event the subsidiaries fail to make payment under their office lease obligations, the exposure of which was $11.7 million as of December 31, 2011.

Manor Re has obtained $300.0 million of collateral financing through 2020 from an international bank which enabled Manor Re to deposit assets in trust to support statutory reserve credit for an affiliated reinsurance transaction. The bank has recourse to RGA should Manor Re fail to make payments or otherwise not perform its obligations under this financing.

In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Since this indemnity generally is not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under this indemnity in the future.

The Company leases office space and furniture and equipment under non-cancelable operating lease agreements, which expire at various dates. Future minimum office space annual rentals under non-cancelable operating leases at December 31, 2011 are as follows:

2012	$16.4	million
2013	13.2	million
2014	11.4	million
2015	6.5	million
2016	6.1	million
Thereafter	21.9	million

Rent expenses amounted to approximately $18.8 million, $17.1 million and $13.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.